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                            REGISTRATION RIGHTS AGREEMENT

       THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), is made and entered into as of the 28th day of July, 1999, by and among TELECOM WIRELESS CORPORATION, a Utah corporation (the "COMPANY"), and the Persons listed on the Purchaser Signature Pages hereto (each of whom is individually referred to as a "PURCHASER" and all of whom collectively are referred to as the "PURCHASERS"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                                      BACKGROUND

       In connection with the consummation of the transactions contemplated by that certain Common Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith by and among the Company and the Purchasers in connection with Part B of the Company's Rule 506 offering, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers from time to time up to 200,000 shares of Common Stock (the "PURCHASED COMMON SHARES") and to issue to all Purchasers of the Purchased Common Shares accompanying Repricing Warrants (the "REPRICING WARRANTS"), and to issue to Agent a Placement Agent Warrant (collectively, the "PLACEMENT AGENT WARRANTS). Collectively, the Purchased Common Shares, the Repricing Warrants, and the Placement Agent Warrants are hereinafter collectively referred to as the "PURCHASED SECURITIES". The Repricing Warrants and the Placement Agent Warrants are exercisable for shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK"). The Common Stock issuable upon exercise of the Repricing Warrants is hereinafter called the "REPRICING WARRANT SHARES," and the Common Stock issuable upon exercise of the Placement Agent Warrants is hereinafter called the "PLACEMENT WARRANT SHARES" (the Repricing Warrant Shares that may be issuable from time to time and the Placement Warrant Shares are sometimes collectively referred to as the "WARRANT SHARES"). To induce Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to file a Registration Statement covering the Purchased Common Shares and the Warrant Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

                                      AGREEMENT

       For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

       SECTION 1. DEFINITIONS. As used in this Agreement, the following capitalized terms are used with the meanings there after ascribed:

              (a) "INVESTOR" means any Purchaser and any transferee or assignee thereof to whom any Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

              (b) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof, or a governmental agency.

              (c) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by

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       preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

              (d) "REGISTRABLE SECURITIES" means the Purchased Common Shares, the Repricing Warrant Shares, the Placement Warrant Shares, and any shares of capital stock issued or issuable with respect to the Purchased Securities, the Purchased Common Shares, the Repricing Warrant Shares, or the Placement Warrant Shares, as a result of any stock split, stock dividend, recapitalization, exchange, or similar event.

              (e) "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

       Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

       SECTION 2.    REGISTRATION.

              (a) MANDATORY REGISTRATION. The Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Purchaser and the provisions of Section 2(e), which consent will not be unreasonably withheld), covering the resale of all of the Registrable Securities, within thirty (30) days after the first to occur of (1) the issuance, sale, and delivery of 200,000 shares of the Company's Common Stock, or (2) the date the Company receives written notice from Augsback & Associates, Inc. of termination of further offers of the Purchased Common Shares, or (3) but in any event not later than August 31, 1999 (the "FILING DEADLINE"). The Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable by reason of the Repricing Warrants in accordance with the terms thereof. Such Registration Statement shall initially register for resale at least 100% of the Purchased Common Shares and the Warrant Shares, subject to adjustment as provided in Section 3(b) hereof, and such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC within ninety (90) days after the Filing Deadline (the "REGISTRATION DEADLINE"). The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the SEC. Such Registration Statement shall be kept current and effective for a period of twelve (12) months from the Closing Date. If a Registration Statement with respect to the Purchased Common Shares and the Warrant Shares is not effective on the Registration Deadline date, the Company agrees to and shall pay to all Investors hereunder a cash penalty equal to two percent (2%) per month of the final amount of the completed offering under the Purchase Agreement, payable monthly and pro-rated for partial months until the Registration Statement is effective.

              (b) UNDERWRITTEN OFFERING. If any offering pursuant to a Registration Statement

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       pursuant to Section 2(a) involves an underwritten offering, the
       Purchasers shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

              (c) PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor who is entitled to registration rights under this Section 2(c) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(d) below. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this Section 2(c) may be waived by each individual Investor holding Registrable Securities, in their sole discretion, without effect to any other Investor. If an offering in connection with which an Investor is entitled to registration under this
       Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

              (d) PRIORITY IN PIGGY-BACK REGISTRATION RIGHTS IN CONNECTION WITH REGISTRATIONS FOR COMPANY ACCOUNT. If the registration referred to in Section 2(c) is to be an underwritten public offering for the account of the Company and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (i) first, all securities the Company proposes to sell for its own account, (ii) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (iii) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, drawn from them pro rata based on the number each has requested to be included in such registration.

              (e) ELIGIBILITY FOR FORM S-3. The Company represents, warrants covenants that it has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, then (i) the Company, with the consent of each Investor pursuant to Section 2(a), shall register the sale of the Registrable Securities on another appropriate form, such as Form SB-2 and (ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is

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       available.

       SECTION 3. RELATED OBLIGATIONS. Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(c) hereof, or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the respective method of disposition thereof as required by such provisions and, pursuant thereto, the Company shall have the following obligations:

              (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the Filing Deadline), for the registration of Registrable Securities pursuant to Section 2(a) or Section 2(c), if applicable, and use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing and in any event by the Registration Deadline, and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the later of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Purchased Common Shares are owned by any Purchaser (the "REGISTRATION PERIOD"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The provisions of this Section 3(a) notwithstanding, nothing in this Section 3(a) shall limit the Company's obligation to keep current and effective such a Registration Statement with respect to the Registrable Securities for the time period set forth in Section 2(a), above.

              (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus (es) used in connection with the Registration Statement(s), which prospectus (es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely) or upon reasonable request therefor by any Investor. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable is at least equal to the greater of (i) the number of Purchased Common Shares PLUS the number of Registrable Securities issued or issuable upon exercise of the Repricing Warrants OR (ii) the quotient determined by dividing (A) the number of shares of Common Stock available for resale under such Registration Statement by (B) 1.0. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility or exercise of the Repricing Warrants shall be disregarded and such calculation shall assume that the Repricing Warrants are exercised at the then current exercise price.

              (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel, without charge, (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus) and all correspondence by or on behalf of the Company to the SEC or the staff of the SEC and all correspondence from the SEC or the staff of the SEC to the Company or its representatives, related to such Registration Statement(s), (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

              (d) The Company shall (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
       (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

              (e) In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

              (f) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event, of which the Company has knowledge, as a result of which, the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and
       (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

              (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment, and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof, or its receipt of actual notice of the initiation, or threatened initiation of any proceeding for such purpose.

              (h) The Company shall permit each Investor a single firm of counsel or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least seven (7) days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld.

              (i) At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope, and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

              (j) The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED HOWEVER, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

              (k) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

              (l) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) to secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market, (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii) to secure the inclusion for quotation on the Nasdaq National Market for such Registrable Securities or, (iv) if, despite the Company's best efforts to satisfy the preceding clause (iii), the Company is unsuccessful in satisfying the preceding clause (iii), to secure the inclusion for quotation on the over-the-counter market for such Registrable Securities, and, without limiting the generality of the foregoing, in the case of clause (iii) or
       (iv), to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
       Section 3(1).

              (m) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as any managing underwriter or underwriters or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

              (n) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

              (o) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

              (p) If requested by the managing underwriters or an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters, and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

              (q) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

              (r) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

       SECTION 4.    OBLIGATIONS OF THE INVESTORS.

              (a) At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request.

              (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

              (c) In the event Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s).

              (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
       Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

              (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

       SECTION 5. EXPENSES OF REGISTRATION. All expenses incurred in connection with registrations, filings, or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and printing fees, accounting fees, and fees and disbursements of counsel for the Company and fees and disbursements of one counsel for the Investors, shall be borne by the Company.

       SECTION 6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

              (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless, and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing, or defending any action, claim, suit, inquiry, proceeding, investigation, or appeal taken from the foregoing by or before any court or governmental, administrative, or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered
       ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or mission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

              (b) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

              (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this

       Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, PROVIDED HOWEVER, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms, or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
       Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

              (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

              (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and
       (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

       SECTION 7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED HOWEVER, that: (i) no contribution shall be made under circumstances where the party against whom indemnification is otherwise sought would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

       SECTION 8. REPORTS UNDER THE 1934 ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4.5 of the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

              (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act, and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

       SECTION 9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement; (vi) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to
Section 2(a), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

       SECTION 10. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

       SECTION 11.   MISCELLANEOUS.

              (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices, or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice, or election received from the registered owner of such Registrable Securities.

              (b) Any notices consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mall, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

              If to the Company:
                                   Telecom Wireless Corporation
                                   5299 DTC Boulevard, 12th Floor
                                   Englewood, CO  80111
                                   Attn: James C. Roberts, President
                                   Telephone:  (303) 357-0170
                                   Facsimile:  (303) 357-0100
           with a copy (which shall not constitute notice) to:

                                   Jody M. Walker, Esq.
                                   7841 South Garfield Way
                                   Littleton, Colorado 80122
                                   Telephone:  (303) 850-7637
                                   Facsimile:  (303) 220-9902

       If to a Purchaser, to its address and facsimile number on the Schedule of Purchasers, with copies to such Purchaser's counsel as set forth on the Schedule of Purchasers. Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

              (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

              (e) This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein and therein. This Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

              (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit and of and be binding upon the permitted successors and assigns of each of the parties hereto.

              (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (h) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

              (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

    [Remainder of page intentionally left blank; signatures begin on next page]

                               COMPANY SIGNATURE PAGE
                                         TO
                           REGISTRATION RIGHTS AGREEMENT

       IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                        COMPANY:


                                        TELECOM WIRELESS CORPORATION


                                        By:
                                           -----------------------------------
                                           James C. Roberts, President





                      [Purchasers Signatures on Following Pages]

                              PURCHASER SIGNATURE PAGE
                                         TO
                           REGISTRATION RIGHTS AGREEMENT




                                                 PURCHASER:

                                                 [PURCHASER NAME]


                                                  By:
                                                     --------------------------

                                                  Name:
                                                       ------------------------

                                                  Title:
                                                        -----------------------


===============================================================================

PURCHASER NAME
("PURCHASER")
ADDRESS AND
FACSIMILE NUMBER
-------------------------------------------------------------------------------

SECURITIES PURCHASED
-------------------------------------------------------------------------------

PURCHASE PRICE
-------------------------------------------------------------------------------

PURCHASER'S LEGAL COUNSEL
ADDRESS AND
FACSIMILE NUMBER
-------------------------------------------------------------------------------


===============================================================================

                             PURCHASER SIGNATURE PAGE
                                        TO
                          REGISTRATION RIGHTS AGREEMENT


                                                PURCHASER:


                                                ------------------------------
                                                [Individual Purchaser Name]


===============================================================================

PURCHASER NAME
("PURCHASER")
ADDRESS AND
FACSIMILE NUMBER
-------------------------------------------------------------------------------

SECURITIES PURCHASED         $_____________
-------------------------------------------------------------------------------

PURCHASE PRICE               ____________________________________________
-------------------------------------------------------------------------------

PURCHASER'S LEGAL COUNSEL    ____________________________________________
ADDRESS AND
FACSIMILE NUMBER             ____________________________________________

                             ____________________________________________

-------------------------------------------------------------------------------


===============================================================================

                           Schedule to Registration Rights Agreement
                       Identifying Other Registration Rights Agreements
                            to Which Telecom Wireless Is a Party
                            That Are Substantially Identical And
                          Material Details in Which Such Agreements
                               Differ from Filed Agreement


    Section 2(a) of the Registration Rights Agreement between Telecom Wireless and the following individuals provides that the Company is obligated to file a registration statement covering the resale of all Registrable Securities within 30 days after the first to occur of (1) the issuance, sale and delivery of 300,000 shares of the Company's common stock, or (2) the date the Company receives written notice from Augsback & Associates of termination of further offers of the Purchased Common Shares:

                  Purchaser                                     No. of Shares
                  ---------                                     -------------
Anglo Irish Nominees (Trusts) Ltd. A/C GRC241                       10,000
Warren Zee                                                          35,000
Chelverton Fund Ltd.                                                15,000
Thomson Kernaghan & Co., Ltd., As Agent                            180,000
William R. Gillespie                                                 2,000
Daniel A. Gooze                                                      6,000
Robert L. Primm                                                      2,000
Gray M. Magee, Jr.                                                   2,000
Arab Commerce Bank Ltd.                                             14,285
Steve Bell                                                           1,000
Robert L. Franks                                                     1,000
Francis J. Fernandez, Jr.                                            7,000
Dale Geringer                                                        5,000
Richard Geringer                                                     5,000
Robert Geringer                                                      2,000
Victor P. LaRosa                                                     6,000

                  Purchaser                                     No. of Shares
                  ---------                                     -------------
Magid Family Trust                                                   3,500
James and Donita Zeller                                              1,000


    Section 2(a) of the Registration Rights Agreement between Telecom Wireless and the following individuals provides that the Company is obligated to file a registration statement covering the resale of all Registrable Securities within 30 days after the first to occur of (1) the issuance, sale and delivery of 200,000 shares of the Company's common stock, or (2) the date the Company receives written notice from Augsback & Associates of termination of further offers of the Purchased Common Shares, but in any event not later than August 31, 1999:

                  Purchaser                                     No. of Shares
                  ---------                                     -------------
Warren Zee                                                          22,000
Caribbean Investors Group, Ltd.                                     14,285
Princeton Insurance                                                  2,000
David Hettinger                                                      1,000
Marie Walch Loughlin                                                13,000
JHS Assoc., Ltd. Retirement Account                                 53,000

    Section 2(a) of the Registration Rights Agreement between Telecom Wireless and the following individuals provides that the Company is obligated to file a registration statement covering the resale of all Registrable Securities within 30 days after the first to occur of (1) the issuance, sale and delivery of 500,000 shares of the Company's common stock, or (2) the date the Company receives written notice from Augsback & Associates of termination of further offers of the Purchased Common Shares, but in any event not later than September 15, 1999:

                  Purchaser                                     No. of Shares
                  ---------                                     -------------
SovCap Equity Partners Ltd.                                        57,143
John Kozik                                                          6,750
SovCap Equity Partners Ltd.                                        33,334